Property, plant and equipment, net (Tables)	6 Months Ended
Mar. 31, 2020
Property, plant and equipment, net
Schedule of property, plant and equipment, net, stated at cost less accumulated depreciation

	March 31,	September 30,
	2020	2019
	(Unaudited)
Office equipment	$43,196	$42,887
Transportation equipment	66,215	65,741
Plant, machinery and equipment	141,743	97,454
Leasehold improvements	276,141	155,746
Subtotal	527,295	361,828
Accumulated depreciation	(237,496)	(222,360)
Total	$289,799	$139,468